Pericom Semiconductor: (NASDAQ: PSEM) Q4 Fiscal Year 2013 Earnings

2 Copyright Pericom Semiconductor Corp 2012 Confidential » This presentation will include remarks about future expectations, plans and prospects for Pericom which constitute forward - looking statements for purposes of the safe - harbor provisions under applicable federal securities laws. Such forward - looking statements include the statements in the slide entitled ”Q1 FY14 Business Outlook”, which sets forth expected revenues, gross margin and other financial results for the fiscal first quarter . » Actual results may differ materially from our forward - looking statements, as a result of various important risks and uncertainties, including unexpected softness in demand for our products, price erosion for certain of our products, customer decisions to reduce inventory and other risks and uncertainties which are detailed and may be reviewed in the Company’s filings with the SEC. » All forward - looking statements included in this presentation are made as of the date of this presentation, and Pericom expressly disclaims any obligation to update the information provided in this presentation, except as required by law. » We encourage you to review our most recent annual report on Form 10 - K and our most recent quarterly report on Form 10 - Q filed with the SEC and, in particular the risk factor sections of those filings. Safe Harbor

3 Copyright Pericom Semiconductor Corp 2012 Confidential » Quarterly revenue of $31.7M » Increased 4% Q - to - Q and decreased 16% vs. Q4 FY12 » Geographic distribution » Asia at 92%, North America at 5%, Europe at 3% » Channel sales mix » International distribution at 62%, CMs at 25%, OEMs at 10%, North America distribution at 3%. Q4 Earnings Overview (Non - GAAP Results)

4 Copyright Pericom Semiconductor Corp 2012 Confidential » Gross margin of 39.3% » Increased 1.8% sequentially and increased 2 .2% YoY » Operating expense of $11.3 M vs. $11.3 M last Q » Operating income of $1.2 M vs. $0.0 M last Q » Operating income margin of 4% » Net income of $1.6 M vs. $1.0 M last Q » Net profit margin of 5% » EPS of 7 cents vs. 4 cents last Q » Tax Rate of 35% for Q4 vs. 31% last Q Q4 Earnings Overview (Non - GAAP Results)

5 Copyright Pericom Semiconductor Corp 2012 Confidential Annually: » Revenue of $ 129.3 M vs. $ 137.1 M last year » Gross margin of 38.7% » FY13 gross margin increased 182 bps vs. FY12 » Operating expense of $ 45.9 M vs. $ 45.2 M last year » Operating income of $4.1 M vs. $5.4 M last year » Operating income margin of 3% » Net income of $6.0 M vs. $7.0 M last year » Net profit margin of 5% » Non - GAAP EPS of 25 cents vs. 28 cents last year » YTD Tax Rate of 29.0 % FY13 Earnings Overview (Non - GAAP Results)

6 Copyright Pericom Semiconductor Corp 2012 Confidential Cash & Investments $ 118M Working Capital $83M Total Assets $ 247M Total Liabilities $38M Shareholders’ Equity $ 209M Book Value/Share $ 9.17 Cash & Investments/Share $ 5.17 Jun. 2013 Strong Balance Sheet

7 Copyright Pericom Semiconductor Corp 2012 Confidential » Product mix as % of revenues » IC at 59% » Included analog switch at 16%, digital switch at 6%, silicon clocks at 10%, connect at 12%, interface at 3% » 12% from PTI » FCP at 41% » Top five end customers » Accounted for 29% of total revenue » One customer accounted for 11% of total revenue Q4 Product Mix and Key Customers

8 Copyright Pericom Semiconductor Corp 2012 Confidential » Introduced 27 new products: » Targeted to our focus market segments » Connectivity – 16 new products: » Power Management - Load S witch » USB2.0 switch and USB Charger » HiFlex ASSP IC » MPS (microprocessor supervisory) family » Timing – 10 new products: » High Performance and Embedded Clock Generators » Clock Buffers » TCXO and XO » Signal Integrity – 1 new product: » SAS3 12Gb ReDriver New Products – 4QFY13

9 Copyright Pericom Semiconductor Corp 2012 Confidential Range of Estimates Revenue $31.7M to $33.7M Gross Margin 38.0% to 40.0% Operating Expense $11.2M to $11.6M Other Income $0.5M to $0.7M Tax Rate 24% to 28% Q1 FY14 Business Outlook (Non - GAAP)

10 Copyright Pericom Semiconductor Corp 2012 Confidential Pericom Semiconductor: Enabling Serial Connectivity ( Nasdaq : PSEM) Fiscal 4Q13 Earnings Q & A